UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/28/2005

DRUGSTORE.COM, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-26137

DE	043416255
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

411 108th Ave NE
Suite 1400
Bellevue, WA 98004
(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On July 28, 2005, drugstore.com, inc. issued a press release to report its financial results for the second quarter ended July 3, 2005 and certain other information. Following the issuance of this press release, the company hosted a conference call in which its financial results for the second quarter were discussed.

During the question and answer portion of the conference call, in response to a question, the company's management disclosed that the company spent approximately $700,000 during the second quarter of 2005 to support its brand development initiatives.

The information furnished in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

DRUGSTORE.COM, INC.

Date: July 28, 2005.	By:	/s/ Dawn G. Lepore
Dawn G. Lepore
Chief Executive Officer and Chairman of the Board